UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ---------------
                                    Form 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (date of earliest event reported):
                                November 29, 2005

                                Unify Corporation

             (Exact name of registrant as specified in its charter)

            Delaware                       001-11807             94-2710559
(State or other jurisdiction of      (Commission File No.)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                              2101 Arena Boulevard
                          Sacramento, California 95834
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (916) 928-6400


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Result of Operations and Financial Condition

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On November 29, 2005, Unify Corporation (the "Company") issued a press release regarding the Company's financial results for its fiscal 2006 second quarter ended October 31, 2005. The full text of the Company's press release is attached hereto as Exhibit 99.1

ITEM 9.01. Financial Statements and Exhibits

c.   Exhibits

Exhibit
Number                              Description
---------- ---------------------------------------------------------------------

99.1       Press release dated November 29, 2005

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Unify Corporation
                                  (Registrant)

Date: November 29, 2005


By:  /s/  Steven Bonham
    ---------------------------------------------

    Steven Bonham
    Vice President and CFO
    (Principal Financial and Accounting Officer)